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                                                                    EXHIBIT 10.4



                                 THIRD AMENDMENT
                                       TO
              THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     Third Amendment dated as of May 14, 1999 to the Third Amended and Restated Revolving Credit Agreement (the "Third Amendment"), by and among HPSC, INC., a Delaware corporation (the "Borrower"), AMERICAN COMMERCIAL FINANCE COMPANY, a Delaware corporation (the "Guarantor" or "ACFC"), BANKBOSTON, N.A. and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), and BankBoston, N.A. as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Third Amended and Restated Revolving Credit Agreement dated as of March 16, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Guarantor, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SS.1. Amendment to Section 1 of the Credit Agreement.

     (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and restating such definitions as follows:

Revolving Credit Loan Maturity Date.  May 12, 2000.

Term Loan Maturity Date.  May 11, 2001.

     (b) Section 1.1 of the Credit Agreement is hereby amended by deleting clause (y) of the proviso to the definition of "Borrowing Base" and replacing it with the following new clause (y): "(y) (A) the aggregate amount of pre-approved specific use personally guaranteed line of credit receivables included as Eligible Accounts Receivable shall not exceed $20,000,000 and (B) the aggregate amount of Practice Receivables included as Eligible Accounts Receivable shall not exceed $30,000,000."

     (c) Section 1.1 of the Credit Agreement is hereby amended by deleting clause (ii) of the last sentence of the definition of "Eligible Accounts Receivable" and replacing it with the following new clause (ii): "(ii) (A) the maximum aggregate amount of pre-approved specific use personally guaranteed lines of credit receivables which may be



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treated as Eligible Accounts Receivable is $20,000,000 and (B) the maximum aggregate amount of Practice Receivables which may be treated as Eligible Accounts Receivable is $30,000,000."

     SS.2. Amendment to Section 4.3 of the Credit Agreement. Section 4.3 of the Credit Agreement is hereby amended by changing the date "June 30, 1999" to "June 30, 2000".

     SS.3. Amendment to Section 10 of the Credit Agreement. Section 10 of the Credit Agreement is hereby amended as follows in the sub-sections indicated:

     (a) Section 10.3(e) is hereby amended by changing the words "the Closing Date" in the fifth line thereof to "May 14, 1999".

     (b) Section 10.4 is hereby amended by changing the figure "$3,000,000" in the fifth line thereof to "$4,000,000".

     SS.4. Amendment to Section 11 of the Credit Agreement. Section 11 of the Credit Agreement is hereby amended as follows in the sub-sections indicated:

     (a) Section 11.1 is hereby amended by changing the ratio in the last line thereof from "6.00:1.00" to "7.00:1.00".

     SS.5. Amendment to Schedule to Credit Agreement. Schedule 1 to the Credit Agreement is hereby amended by replacing the existing Schedule 1 with the new
Schedule 1 attached hereto.

     SS.6. Amendment to Certain Exhibits to Credit Agreement. Exhibit B-1 to the Credit Agreement is hereby amended by replacing the date "March 15, 1999" on the first line thereof with the date "May 14, 1999". EXHIBIT B-2 to the Credit Agreement is hereby amended by replacing the date "May 14, 1999" on the first line thereof with the date "May 12, 2000".

     SS.7. Conditions to Effectiveness. This Third Amendment shall not become effective until the Agent receives (a) a counterpart of this Third Amendment, executed by the Borrower, the Guarantor and each of the Banks, (b) revolving credit notes of the Borrower dated as of May 14, 1999 and otherwise in substantially the form of exhibit B-1 to the Credit Agreement and completed with appropriate insertions (the "Revolving Credit Notes"), (c) certificates executed by the respective secretaries of the Borrower and the Guarantor (i) confirming that the charter and by-laws of each of the Borrower and the Guarantor have not been amended since the Closing Date, (ii) as to evidence that all necessary corporate action for the valid execution and delivery of this Third Amendment shall have been duly and effectively taken by the Borrower and the Guarantor,
(iii) as to the incumbency and signature of the officers signing this Third Amendment on behalf of the Borrower and the Guarantor and (iv) certifying as to the continuing accuracy of the

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Perfection Certificates, (d) a favorable legal opinion, dated as of the date hereof, in form and substance satisfactory to the Agent from Hill & Barlow, counsel to the Borrower and the Guarantor, (e) such UCC-3 continuation statements and UCC-1 financing statements as the Agent shall request, and (f) for the account of each Bank, an amendment fee equal to .05% of such Bank's Commitment.

     SS.8. Representations and Warranties. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Third Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

     SS.9. RATIFICATION, Etc. Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument (a) to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby and (b) to Revolving Credit Notes shall hereafter refer to the Revolving Credit Notes issued pursuant to ss.7 of this Third Amendment.

     SS.10. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks.

     SS.11. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     SS.12. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).


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     IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment as a sealed instrument as of the date first set forth above.

                                   HPSC, INC.



                                   By: /s/  Rene Lefebvre
                                       ---------------------------------------
                                   Name:    Rene Lefebvre
                                   Title:   Vice President,
                                            Chief Financial Officer


                                   BANKBOSTON, N.A., individually and as Agent



                                   By: /s/  Harvey H. Thayer, Jr.
                                       ---------------------------------------
                                   Name:    Harvey H. Thayer, Jr.
                                   Title:   Managing Director

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                                   MELLON BANK, N.A.



                                   By: /s/  David B. Wirl
                                       ----------------------------------------
                                   Name:    David B. Wirl
                                   Title:   Assistant Vice President


                                   NATIONAL BANK OF CANADA



                                   By: /s/  A. Keith Broyles
                                       ----------------------------------------
                                   Name:    A. Keith Broyles
                                   Title:   Vice President and Manager



                                   By: /s/  Leonard J. Pellecchia
                                       ----------------------------------------
                                   Name:    Leonard J. Pellecchia
                                   Title:   Vice President


                                   UNION BANK OF CALIFORNIA, N.A.



                                   By: /s/  Allison A. Mason
                                      ----------------------------------------
                                   Name:    Allison A. Mason
                                   Title:   Vice President


                                   KEYBANK NATIONAL ASSOCIATION



                                   By: /s/  Norm B. Gratson
                                       ----------------------------------------
                                   Name:    Norm B. Gratson
                                   Title:   Vice President

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                            Ratification by Guarantor

     The undersigned Guarantor hereby acknowledges and consents to the foregoing Third Amendment as of May 14, 1999 and agrees that the Guaranty dated as of June 23, 1994 from the undersigned in favor of the Agent and each of the Banks, as amended by Omnibus Amendment No. 3 to Security Documents, dated March 16, 1998, and each of the other Security Documents to which it is a party remain in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.



                                     AMERICAN COMMERCIAL
                                     FINANCE CORPORATION




                                     By: /s/  John W. Everets
                                         --------------------------------------
                                     Name:    John W. Everets
                                     Title:   Chairman